Bahl & Gaynor Income Growth Fund

Class A Shares (Ticker Symbol: AFNAX)

Class C Shares (Ticker Symbol: AFYCX)

Class I Shares (Ticker Symbol: AFNIX)

A series of Investment Managers Series Trust

Supplement dated June 12, 2024, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective July 1, 2024 (the “Effective Date”), Bahl & Gaynor, Inc. (the “Advisor”) has agreed to (i) lower its management fee for the Bahl & Gaynor Income Growth Fund (the “Fund”) from 0.65% to 0.45% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.08% to 0.93%, 1.83% to 1.68% and 0.83% to 0.68% of the average daily net assets of the Fund’s Class A shares, Class C shares and Class I shares, respectively. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the sections titled “YOUR ACCOUNT WITH THE FUND – Purchase of Shares/Class A Shares” on page 17 of the Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	1.00%[1]	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%	0.45%	0.45%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses	0.14%	0.14%	0.14%
Shareholder service fees	0.07%	0.07%	0.07%
All other expenses	0.07%	0.07%	0.07%
Total annual fund operating expenses	0.84%	1.59%	0.59%

1.	For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
2.	The expense information in the table has been restated to reflect the current management fee and expense caps, effective July 1, 2024.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$631	$803	$990	$1,530
Class C Shares	$262	$502	$866	$1,889
Class I Shares	$60	$189	$329	$738

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$162	$502	$866	$1,889

The second paragraph under the “Investment Advisor” heading on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.45% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. Prior to July 1, 2024, the Fund paid the Advisor an annual advisory fee of 0.65% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2023, the Fund’s previous investment advisor, Advisors Asset Management, Inc., received advisory fees of 0.65% of the Fund’s average daily net assets.

The table under the “Fund Expenses” heading on page 13 of the Prospectus and page B-27 of the SAI is deleted in its entirety and replaced with the following:

Expense Limit as a Percentage of Average Daily Net Assets*
Class A	Class C	Class I
0.93%	1.68%	0.68%

*	Effective July 1, 2024, the Advisor agreed to reduce the expense caps from 1.08%, 1.83% and 0.83% to 0.93%, 1.68% and 0.68% of the average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively.

As of the Effective Date, all additional references in the Prospectus and SAI to the annual management fee and expense limitation arrangement with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.